UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) : Sept. 17, 2003

                             National Beverage Corp.
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE               1-14170                      59-2605822
-----------------------     -----------------         --------------------
(State of incorporation)    (Commission File Number)  (IRS Employer
                                                       Identification No.)

                           One North University Drive
                         Fort Lauderdale, Florida 33324
          (Address of principal executive offices, including zip code)

                                 (954) 581-0922
                                 ---------------
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

Exhibit 99.1               Press release dated September 17, 2003

Item 9. Information Furnished Pursuant to Item 12 of Form 8-K - Results of Operations and Financial Condition

The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583.

On September 17, 2003, National Beverage Corp. issued a press release announcing its earnings for the quarter ended August 2, 2003. This press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             National Beverage Corp.
                                             ----------------------
                                            (Registrant)


Date:  September 17, 2003            By:     /s/ Dean A. McCoy
                                             -------------------
                                             Senior Vice President - Controller
                                             and Principal Accounting Officer



EXHIBIT INDEX
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99.1     Press release issued September 17, 2003